UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2017 (May 9, 2017)

Assurant, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-31978

DE	39-1126612
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

28 Liberty Street, 41st Floor

New York, New York 10005

(Address of principal executive offices, including zip code)

(212) 859-7000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)(c) On May 15, 2017, Assurant, Inc. (the “Company”) announced that Daniel A. Pacicco was appointed Senior Vice President, Chief Accounting Officer and Controller of the Company at the meeting of the Board of Directors of the Company (the “Board”) on May 12, 2017, succeeding John A. Sondej in these positions, effective as of June 1, 2017. Mr. Sondej will continue to serve as Senior Vice President and Corporate Controller effective as of June 1, 2017.

Mr. Pacicco, 58, served as Senior Vice President, Finance for the North American operations of Chubb Limited from 2016 to May 2017. Prior to that, from 2003 to 2016, Mr. Pacicco served as Corporate Controller of The Chubb Corporation and Senior Vice President of related entities, while also serving as Senior Vice President of The Chub Corporation and Treasurer of The Chubb Corporation and related entities from 2015 to 2016. There are no family relationships between Mr. Pacicco and any director or executive officer of the Company and no related party transactions involving Mr. Pacicco are reportable under Item 404(a) of Regulation S-K.

Mr. Pacicco’s offer letter provides that he will receive the following compensation: (i) an annualized base salary of $385,000, (ii) a target annual incentive award opportunity of 65% of his annual base salary under the Company’s Short Term Incentive Plan and (iii) a target long-term incentive award opportunity of 70% of his annual base salary under the Company’s 2017 Long Term Equity Incentive Plan. Mr. Pacicco will also participate in the compensation and benefit programs available to officers of the Company, including the Executive 401(k) Plan. In addition, Mr. Pacicco will receive a one-time equity award of 3,500 restricted stock units (“RSUs”) under the Company’s 2017 Long Term Equity Incentive Plan. The RSUs will vest in equal instalments over a five-year period, subject to continued employment through the applicable vesting dates.

Item 9.01.	Financial Statements and Exhibits

Exhibit 99.1.     News Release, dated May 15, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Assurant, Inc.

By:	/s/ Bart Schwartz
Bart Schwartz
Executive Vice President, Chief Legal Counsel and Secretary

Date: May 15, 2017